SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   February 2, 2004
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                               Knight-Ridder, Inc.
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             (Exact name of registrant as specified in its charter)


           Florida                         1-7553                38-0723657
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 (State or other jurisdiction        (Commission File          (IRS Employer
       of incorporation)                   Number)           Identification No.)


50 W. San Fernando Street, Suite 1500, San Jose, California         95113
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code    (408) 938-7700
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                                  Inapplicable
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          (Former name or former address if changed since last report)

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Item 7.    Financial Statements and Exhibits

           (c) Exhibits.

               14     Knight Ridder Code of Business Ethics

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

           On January 27, 2004, the Board of Directors of the Company adopted several amendments to the Company's Code of Business Ethics to update the code in light of the New York Stock Exchange's (the "NYSE") recently adopted amendments to its listing standards and to strengthen the existing code. The amendments include a provision that any waiver of the code granted to an executive officer or director of the Company must be made only by the Board of Directors and promptly disclosed to shareholders. The amendments also address other topics recommended by the NYSE, such as fair dealing and confidentiality. In addition, the amendments clarify certain examples of violations of the code and include a statement regarding the potential consequences of violating the code. A copy of the code, as amended, is attached to this Form 8-K as an exhibit.

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


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   KNIGHT-RIDDER, INC.

                                    By: /s/ Carlos Abaunza
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                                        Carlos Abaunza
                                        Vice President and Controller



Dated:  February 2, 2004

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                                  EXHIBIT INDEX

Exhibit
Number         Name
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14             Knight Ridder Code of Business Ethics


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